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                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 1

                                       TO

                         COMMON STOCK PURCHASE AGREEMENT







                          DATED AS OF FEBRUARY 20, 2001

                                     BETWEEN

                              CV THERAPEUTICS, INC.

                                       AND

               ACQUA WELLINGTON NORTH AMERICAN EQUITIES FUND, LTD.




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                  AMENDMENT NO. 1, dated as of February 20, 2001 (this
"Amendment"), between CV Therapeutics, Inc., a Delaware corporation (the "Company") and Acqua Wellington North American Equities Fund, Ltd., a company organized under the laws of the Commonwealth of The Bahamas (the "Purchaser"), to the Common Stock Purchase Agreement ( the "Purchase Agreement"), dated as of August 7, 2000 between the Company and the Purchaser.



                              W I T N E S S E T H :
                              ---------------------


                  WHEREAS, the Purchase Agreement provides for the issuance and sale by the Company to the Purchaser of shares of the Company's common stock, par value $0.001 (the "Common Stock"), pursuant to certain Draw Downs (as defined therein) in accordance with the terms and conditions set forth therein; and

                  WHEREAS, the parties now wish to amend the Purchase Agreement as set forth in this Amendment;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree as follows:

          Section 1. AMENDMENTS TO THE PURCHASE AGREEMENT.

                  1.1. Section 1.1(k) of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 1.1(k):

                        "(k)  "COMMISSION FILINGS" means the Registration
                  Statements on Form S-3 Nos. 333-41718 and 333-53206 and all other filings made by the Company with the Commission prior to or after the Effective Date pursuant to the Exchange Act."

                  1.2. Section 1.1(hh) of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 1.1(hh):

                        "(hh) "REGISTRATION STATEMENT" shall mean the
                  registration statements on Form S-3, Commission File Numbers 333-41718 and 333-53206 under the Securities Act, filed with the Securities and Exchange Commission for the registration of the Shares, as such Registration Statement may be amended from time to time."

                  1.3. Section 2.1 of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 2.1.:

                        "Section 2.1 PURCHASE AND SALE OF STOCK. Subject to
                  the terms and conditions of this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company during the Investment Period up to $220,000,000 of Common Stock based on up to thirty-six (36) Draw Downs during the Investment Period as provided in Section
                  6.1 hereof. Subject to the terms and conditions of this Agreement, the Company in its discretion may also grant the Purchaser one (1) or more Call Options which may be exercised during any Draw Down Pricing Period, as provided in Section
                  6.2 hereof. The aggregate dollar amount of all


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                  Draw Down Amounts and Call Option Amounts pursuant to the
                  terms and conditions of this Agreement shall not exceed $220,000,000."

                  1.4. Section 6.1(a) of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 6.1(a):

                        "(a) The Company may, in its sole discretion, issue a Draw Down Notice (as defined in Section 6.1(j) hereof) for a specified Draw Down Amount Requested of up to (i) $6,000,000 if the Threshold Price for the Draw Down Amount as set forth in such draw Down Notice is equal to or greater than $20.00 and less than $35.00, (ii) $8,000,000 if the Threshold Price for the Draw Down Amount as set forth in such Draw Down Notice is equal to or greater than $35.00 or (iii) such other amount mutually agreed upon by the Purchaser and the Company, which Draw Down the Purchaser will be obligated to accept. The date the Company issues any Draw Down Notice in accordance with this Section 6.1 shall be a "Draw Down Exercise Date" for purposes of this Agreement."

                  1.5. Section 6.1(f) of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 6.1(f):

                        "(f)  There shall be a maximum of thirty-six (36) Draw
                  Downs during the Investment Period."

                  1.6. Section 6.1(g) of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 6.1(g):

                        "(g)  At the end of each Draw Down Pricing Period, the
                  Purchaser's total Draw Down commitment under this Agreement (which equalled $120,000,000 on the Effective Date and equals $220,000,000 as amended) shall be reduced by the total amount of the Draw Down Amount and the Call Option Amount, if any, for such Draw Down Pricing Period."

                  1.7. Section 6.1(j) of the Purchase Agreement is hereby amended by deleting the last sentence in the section in its entirety and substituting in lieu thereof the following sentence:

                        "Unless the Company and the Purchaser mutually agree
                  otherwise, at no time shall the Purchaser be required to purchase more than $8,000,000 of the Common Stock for a given Draw Down Pricing Period (excluding the Common Stock purchased pursuant to a Call Option)."

                  1.8. Section 6.2(a) of the Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 6.2(a):

                        "(a)  The Company may, in its sole discretion, grant to
                  the Purchaser the right to exercise one (1) or more Call Options during each Draw Down Pricing Period for a specified Call Option Amount Requested; provided, however, that (i) each Call Option Amount Requested shall be for a minimum of $50,000, (ii) the aggregate total of all Call Option Amounts Requested during a Draw Down Pricing Period may not exceed $8,000,000, or such other amount as may be agreed upon by the Company and the Purchaser, and (iii) the Call Option Amount on any Trading Day during the Draw Down Pricing Period may not exceed $1,000,000. The Call Option Amount Requested and the Call Option Threshold Price shall be set forth in the Draw Down Notice."


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                  1.9.  Section 7.1 of the Purchase Agreement is hereby amended by deleting clause (i) of the section in its entirety and substituting in lieu thereof the following clause:

                        "(i)  forty (40) consecutive months from the Effective
                  Date (the "INVESTMENT PERIOD")"

          Section 2. MISCELLANEOUS.

                  2.1. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, all of the provisions and covenants of the Purchase Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof.

                  2.2. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  2.3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                     CV THERAPEUTICS, INC.


                                     By:     /s/ DANIEL K. SPIEGELMAN
                                        ---------------------------------------
                                        Name: Daniel K. Spiegelman
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                      ACQUA WELLINGTON NORTH AMERICAN EQUITIES
                                      FUND, LTD.

                                     By: /s/ ANTHONY L. M. INDER RIEDEN
                                       ----------------------------------------
                                        Name: Anthony L. M. Inder Rieden
                                        Title: Director